ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade	$ 29,859	$ 19,809
Notes receivable	2,429	2,302
Less - allowance for credit losses	(1,318)	(1,107)
Notes And Loans Receivable Net	30,970	21,004
Less - non-current accounts receivable	(3,973)	(768)
Total current accounts receivable	$ 26,997	$ 20,236